Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)           The accompanying Quarterly Report on Form 10-Q for the period ended November 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 16, 2007	/s/ Dana Persson
Dana Persson, President & Chief Executive Officer

Date: January 16, 2007	/s/ Thomas A. Powell
Thomas A. Powell, Chief Financial Officer